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                          *0990000522187363335009526*

                                PROMISSORY NOTE

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 PRINCIPAL         LOAN DATE        MATURITY         LOAN NO.       CALL       COLLATERAL       ACCOUNT       OFFICER     INITIALS
$250,000.00        10-29-2000      04-30-2001          ***          0095           78                           FKW
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        References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
                         Any item above containing "***"  has been omitted due to text length limitations.
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BORROWER:  P.P.C.T. PRODUCTS, L.L.C.                                LENDER: SOUTHTRUST BANK, N.A.
           (TIN: 65-0888611)                                                PEMBROKE PINES OFFICE
           7635 W. 28TH AVENUE                                              12440 S. W. PINES BOULEVARD
           HIALEAH, FL  33016                                               PEMBROKE PINES, FL  33027
                                                                            (954) 432-6900

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PRINCIPAL AMOUNT:  $250,000.00                         INITIAL RATE:  13.000%                      DATE OF NOTE:  OCTOBER 29, 2000

PROMISE TO PAY.  P.P.C.T. Products, L.L.C. ("Borrower") promises to pay to SouthTrust Bank, N.A. ("Lender"), or order, in lawful money of the United States of America, on demand, the principal amount of Two Hundred Fifty Thousand & 00/100 Dollars
($250,000.00) together with interest on the unpaid principal balance from October 29, 2000, until paid in full.

PAYMENT.  Borrower will pay this loan in one full principal payment of $250,000 plus interest on April 30, 2001. This payment due on April 30, 2001, will be for all principal and all accrued interest not yet paid.  Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 30, 2000, with all subsequent interest payments to be due on the same day of each month after that.  Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any unpaid interest, and any remaining amount to principal.  The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.
Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate ("WSJ Prime Rate").  The WSJ Prime Rate is the Prime Rate published in the Wall
Street Journal on the first business day of each month.  If two or more WSJ Prime Rates are published in the "Money Rates" table on that day, the highest of such rates shall be the WSJ Prime Rate (the "Index").  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute
Index after notice to Borrower.  Lender will tell Borrower the current index rate upon Borrower's request.  The interest rate
change will not occur more often than each first business day of each month.   Borrower understands that Lender may make loans
based on other rates as well.  THE INDEX CURRENTLY IS 9.500% PER ANNUM.  THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL
BALANCE OF THIS NOTE WILL BE AT A RATE OF 3.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 13.000% PER
ANNUM.  NOTICE:  Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT.  Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule.  Rather, early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked "paid in full," "without recourse," or similar language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:  SouthTrust Bank, N.A.; Pembroke Pines Office; 12440 S. W.
Pines Boulevard; Pembroke Pines, FL  33027.

LATE CHARGE.  If a payment is 10 days or more late, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY
SCHEDULED PAYMENT OR $0.50, WHICHEVER IS GREATER.

INTEREST AFTER DEFAULT.  Upon default, including failure to pay upon final maturity, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note.  Upon default, the total sum due under this Note will bear interest from the date of acceleration or maturity at the variable interest rate on this Note.

DEFAULT.  Each of the following shall constitute an event of default ("Event of Default") under this Note:

      PAYMENT DEFAULT.  Borrower fails to make any payment when due under this Note.

      OTHER DEFAULTS.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      DEFAULT IN FAVOR OF THIRD PARTIES.  Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or  any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

      FALSE STATEMENTS.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      DEATH OR INSOLVENCY.  The dissolution (regardless of whether election to continue is made), any member withdraws from
      Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of
      Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against
      Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan.  This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender.
      However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR.  Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness.  In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      ADVERSE CHANGE.  A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

      INSECURITY.  Lender in good faith believes itself insecure.

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                          *0990000522187363335009526*

                                PROMISSORY NOTE                                                                              PAGE 2
                                  (CONTINUED)

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      CURE PROVISIONS.  If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
      (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS.  Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES.  Lender may hire or pay someone else to help collect the loan if Borrower does not pay.  Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.  Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here __)

GOVERNING LAW.  THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF
FLORIDA.  THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF FLORIDA.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves the right to a setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account).  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL.  Borrower acknowledges this Note is secured by Assignment of SouthTrust Bank Certificate of Deposit #38580812 i/a/o
$159,072.31 i/n/o Gerald F. O'Connell; Any and all Commercial Security Agreements covering a Blanket Lien on all Business Assets of Debtor; Guaranties of Payment executed by Gerald F. O'Connell and Joseph A. Rotmil.

FINANCIAL STATEMENTS. Until this loan is paid in full, Borrower will furnish to Lender, as soon as available but in any event within 120 days after the end of each fiscal year, Borrower's balance sheet and statements of income, cash flows and changes in capital for the fiscal year just ended, setting forth in comparative form the corresponding figures for the prior year, together with accompanying schedules and footnotes. If the financial statements were compiled or certified by a public accountant,
Borrower will also furnish Lender the accountant's letter accompanying the financial statements. Borrower will furnish to Lender, as soon as available but in any event within 30 days after the end of the first three quarters of Borrower's fiscal year,
Borrower's balance sheet and profit and loss statement for the quarter just ended. All financial reports provided to Lender will be certified in writing by the chief executive officer, chief financial officer, managing partner or comparable financial officer of Borrower to be true and complete to the best of his or her knowledge and belief and to have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the financial statements previously furnished to
Lender or, if not so prepared, setting forth the manner in which the financial statements depart therefrom. Borrower will furnish Lender, within 30 days after Lender's request therefor, a copy of the federal income tax return most recently filed by
Borrower. Borrower will cause each guarantor or endorser of this loan to furnish to Lender, within 30 days after Lender's request therefor, a current financial statement of such guarantor or endorser in form acceptable to Lender and a copy of the federal income tax return most recently filed by such guarantor or endorser.

CHANGE IN OWNERSHIP. Any aggregate change of twenty-five (25%) or more in the ownership of the common stock or other ownership interest in Borrower in any period of 12 consecutive months shall constitute a default under this loan.

OBLIGATION TO DEVELOP BUSINESS PLAN. Before approving this loan, Lender required Borrower to furnish Lender with financial statements and other information concerning the financial history and future prospects of Borrower's business. Lender requested and reviewed that information solely to enable it to make a decision whether to extend credit. Borrower understands that Lender has not necessarily approved Borrower's business plan and has not undertaken any duty or obligation to advise Borrower on business matters now or in the future. Lender is not a financial or business advisor, and Borrower will not look to Lender for business advice. Lender's role is solely that of a Lender, and Borrower's relationship with Lender is that of debtor and creditor. Lender expressly disclaims any fiduciary or other duties or obligations to Borrower expect those expressly provided in the written loan documents signed by Lender.

NO ORAL AGREEMENTS. Lender's agreement to lend, Borrower's obligation to repay the loan, and all other agreements between Lender and Borrower have been reduced to writing. This instrument and the other documents signed concurrently with it contain the entire agreement between Lender and Borrower. Any prior conversations and discussions that Lender or Borrower may have had concerning the transaction are not binding unless reflected in the written loan documents. Borrower acknowledges that the loan documents reflect everything the Lender has agreed to do or not to do in connection with this transaction.

PRIOR NOTE. Revolving Note dated October 29, 1999 i/a/o $250,000.00 from PPCT Products, LLC to SouthTrust Bank.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not effect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive
(collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this
Note, whether as maker, guarantor, accommodation maker or endorser, shall be released form liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral;
or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this
Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE PROMISSORY NOTE.

BORROWER:



P.P.C.T. PRODUCTS, L.L.C.


By:  /s/ Gerald F. O'Connell                                     By:  /s/ Joseph A. Rotmil
   -------------------------------------------------                -------------------------------------------------
   Gerald F. O'Connell, Member of P.P.C.T. Products,                Joseph A. Rotmil, Member of PPCT Products, LLC
     L.L.C.

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     [LASER PRO Lending, Reg. U.S. Pat. & T.M. OFF., Ver. 5.10.01.01(c) 1997,1999  CFI ProServices, Inc.  All Rights Reserved.
                                           - FL S:\CFI-WIN\CFI\LPL\D20FC  TR-527  PR-2]

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